Exhibit 10.13

Execution Version

AMENDMENT NO. 2 (this “Refinancing Amendment”), dated as of October 10, 2017, to the Credit Agreement dated as of October 7, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof and as further amended, restated, supplemented or otherwise modified hereby, the “Credit Agreement”; the Credit Agreement as amended hereby, the “Amended Credit Agreement”) among CHOBANI GLOBAL HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CHOBANI, LLC, a Delaware limited liability company (the “U.S. Opco Borrower”), CHOBANI IDAHO, LLC, an Idaho limited liability company (the “Idaho Borrower” and, together with the U.S. Opco Borrower, each, a “Borrower” and collectively, the “Borrowers”), BANK OF AMERICA, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), and the Lenders, Issuing Banks and other parties from time to time party thereto.

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the U.S. Opco Borrower has requested Credit Agreement Refinancing Indebtedness in the form of Other Term Loans in an aggregate principal amount not exceeding $819,247,807.02 million (the “New Term Loans”), the proceeds of which shall be used to refinance in full (concurrently with the effectiveness of this Refinancing Amendment) the Closing Date Term Loans outstanding immediately prior to giving effect to this Refinancing Amendment (the “Existing Term Loans”) and to pay related fees and expenses;

WHEREAS, consistent with Section 2.15 of the Credit Agreement, the New Term Loans shall constitute a single Class of Term Loans;

WHEREAS, each existing Term Lender (each, an “Existing Term Lender”) that executes and delivers a signature page to this Refinancing Amendment in the form of Annex I hereto (a “Lender Addendum”) will thereby (a) agree to the terms of this Refinancing Amendment and (b) agree to continue all (or such lesser amount as the Lead Arranger may allocate) of its Existing Term Loans outstanding on the Amendment No. 2 Effective Date as New Term Loans (such continued Existing Term Loans, the “Continued Term Loans”; and all such continuing Existing Term Lenders, collectively, the “Continuing Term Lenders”; the Existing Term Lenders that are not Continuing Term Lenders, collectively, the “Non-Continuing Term Lenders”) in a principal amount equal to the aggregate principal amount of its Existing Term Loans (or such lesser amount as the Lead Arranger may allocate);

WHEREAS, each Person (other than a Continuing Term Lender in its capacity as such) that agrees to make New Term Loans (each such Person, an “Additional Term Lender”) will make New Term Loans to the U.S. Opco Borrower on the Amendment No. 2 Effective Date (the “Additional Term Loans”) in an amount equal to its Additional Term Commitment (as defined below);

WHEREAS, the Continuing Term Lenders and the Additional Term Lenders (collectively, the “New Term Lenders”) are severally willing to continue their Existing Term Loans as New Term Loans and/or to make Additional Term Loans as New Term Loans, as the case may be, subject to the terms and conditions set forth in this Refinancing Amendment; and

WHEREAS, the New Term Loans will have the same terms as the Existing Term Loans except as otherwise amended hereby;

WHEREAS, the U.S. Opco Borrower has engaged Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or its designated affiliates to act as lead arranger and bookrunner in respect of the New Term Loans (in such capacities, the “Lead Arranger”); and

WHEREAS, pursuant to Section 10.01(1) of the Credit Agreement, the U.S. Opco Borrower has requested certain additional amendments to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Amended Credit Agreement.

SECTION 2. New Term Loans.

(a) Subject to the terms and conditions set forth herein, each Continuing Term Lender (i) severally agrees to continue all (or such lesser amount as the Lead Arranger may allocate) of its Existing Term Loans as New Term Loans in a principal amount equal to the principal amount of its Existing Term Loans (or such lesser amount as the Lead Arranger may allocate; any such principal amount of Existing Term Loans not allocated by the Lead Arranger to continue as New Term Loans, the “Non-Allocated Existing Term Loans”) and (ii) shall be deemed for the purpose of the Amended Credit Agreement to have made a New Term Loan in an aggregate principal amount equal to the aggregate principal amount of its Existing Term Loans minus the principal amount of its Non-Allocated Existing Term Loans (if any) on the Amendment No. 2 Effective Date.

(b) Subject to the terms and conditions set forth herein, each Additional Term Lender severally agrees to make a New Term Loan to the U.S. Opco Borrower on the Amendment No. 2 Effective Date in a principal amount equal to its Additional Term Commitment, which amount shall be made available to the Administrative Agent in immediately available funds in accordance with the Amended Credit Agreement. The “Additional Term Commitment” of any Additional Term Lender will be the amount set forth opposite such Additional Term Lender’s name on Schedule 1 hereto. On the Amendment No. 2 Effective Date, the proceeds of the Additional Term Loans shall be applied to prepay (A) the Existing Term Loans of the Non-Continuing Term Lenders and (B) the Non-Allocated Existing Term Loans of the Continuing Term Lenders and to pay related fees and expenses.

(c) The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by the Administrative Agent (in consultation with the U.S. Opco Borrower), including by repayment of Continued Term Loans of a Continuing Term Lender from the proceeds of Additional Term Loans followed by a subsequent assignment to it of New Term Loans in the same amount.

(d) On the Amendment No. 2 Effective Date, (i) each Non-Continuing Term Lender shall have its Existing Term Loans prepaid in full, and the U.S. Opco Borrower shall pay to each Non-Continuing Term Lender all accrued interest thereon and all other amounts payable pursuant to Section 2.05(i) of the Credit Agreement and (ii) each Continuing Lender with Non-Allocated Existing Term Loans shall have its Non-Allocated Existing Term Loans prepaid in full, and the U.S. Opco Borrower shall pay to each such Continuing Term Lender all accrued interest thereon and all other amounts payable pursuant to Section 2.05(i) of the Credit Agreement.

(e) For the avoidance of doubt, on and after the Amendment No. 2 Effective Date, (i) the New Term Loans shall constitute a single Class of Term Loans under the Credit Agreement; and (ii) the New Term Lenders shall constitute a single Class of Term Lenders under the Credit Agreement.

SECTION 3. Amendments to the Credit Agreement.

In accordance with Sections 2.15 and 10.01(1) of the Credit Agreement and effective as of the Amendment No. 2 Effective Date:

(a) The Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex II hereto.

(b) Exhibit D to the Credit Agreement is hereby amended in the form attached as Annex III hereto.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Refinancing Amendment, the Loan Parties represent and warrant (in each case as of the Amendment No. 2 Effective Date) that:

(a) The execution, delivery and performance by each Loan Party of this Refinancing Amendment have been duly authorized by all necessary corporate or other organizational action. This Refinancing Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(b) No Default shall exist after giving effect to this Refinancing Amendment and the consummation of the transactions contemplated hereby (including the application of the proceeds of the New Term Loans).

(c) The representations and warranties of the Borrowers contained in Article V of the Amended Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment No. 2 Effective Date (provided that, to the extent that such representations and warranties specifically refer to an earlier date, they were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates).

SECTION 5. Amendment No. 2 Effective Date. This Refinancing Amendment shall become effective as of the first date (the “Amendment No. 2 Effective Date”) on which each of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received (i) a counterpart signature page of this Refinancing Amendment duly executed by each Loan Party and the Administrative Agent, (ii) a Lender Addendum or a counterpart to this Refinancing Amendment, as applicable, executed and delivered by each New Term Lender and (iii) a counterpart signature page to this Refinancing Amendment executed and delivered by each Revolving Lender and each Issuing Bank.

(b) The representations and warranties set forth in Sections 4(b) and (c) of this Refinancing Amendment shall be true and correct in all respects on and as of the Amendment No. 2 Effective Date, and the Administrative Agent shall have received a certificate (in form and substance reasonably acceptable to the Administrative Agent), dated as of the Amendment No. 2 Effective Date and signed by a Responsible Officer of the U.S. Opco Borrower, certifying as to such representations and warranties.

(c) The Administrative Agent shall have received the favorable legal opinions of (i) Gibson, Dunn & Crutcher LLP, counsel to the Loan Parties, and (ii) Givens Pursley LLP, Idaho counsel to the Loan Parties, in each case addressed to the Lenders, the Administrative Agent, the Collateral Agent and each Issuing Bank and dated the Amendment No. 2 Effective Date, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent. The U.S. Opco Borrower hereby requests such counsel to deliver such opinions.

(d) The Administrative Agent shall have received (i) a Committed Loan Notice in respect of the New Term Loans, which shall be in compliance with the notice requirements set forth in Section 2.02(1) of the Amended Credit Agreement and (ii) a prepayment notice in respect of the Existing Term Loans, which shall be in compliance with the notice requirements set forth in Section 2.05(2)(g) of the Credit Agreement.

(e) The Administrative Agent shall have received short form bring down good standing from the secretary of state of the state of organization of each Loan Party (to the extent such concept exists in such jurisdiction), incumbency certificates or other certificates of Responsible Officers of each Loan Party certifying that the applicable Organizational Documents most recently delivered and the resolutions delivered as of the Closing Date remain in full force and effect and have not been amended, modified, revoked or rescinded and evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Refinancing Amendment.

(f) The U.S. Opco Borrower shall have paid all fees and other amounts due and payable pursuant to this Refinancing Amendment and/or any letter agreements or fee letters by and between Holdings, the U.S. Opco Borrower and the Lead Arranger (collectively, the “Engagement Letter”), including, to the extent invoiced, reimbursement or payment of documented and reasonable out-of-pocket expenses in connection with this Refinancing Amendment and any other out-of-pocket expenses of the Administrative Agent and the Lead Arranger required to be paid or reimbursed pursuant to the Credit Agreement or the Engagement Letter;

provided that it is understood and agreed that the Additional Term Lenders may net the fees and expenses described in this paragraph (f) from the proceeds of the New Term Loans prior to providing such proceeds to the Administrative Agent for distribution to the U.S. Opco Borrower.

(g) The prepayment of (a) the Existing Term Loans of the Non-Continuing Term Lenders and (b) the Non-Allocated Existing Term Loans of the Continuing Term Lenders, in each case, shall have been consummated or, substantially concurrently with the incurrence (or continuation) of the New Term Loans, shall be consummated.

(h) The Administrative Agent shall have received for each Mortgaged Property, a completed “life of the loan” Federal Emergency Management Agency Standard Flood Hazard Determination and for any Mortgaged Property with a building in a special flood hazard area, an acknowledgment by the applicable Loan Party, and evidence of flood insurance, as may be required pursuant to the Flood Insurance Laws or by the Administrative Agent and in each case reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall notify the U.S. Opco Borrower, the Existing Term Lenders and the New Term Lenders of the Amendment No. 2 Effective Date and such notice shall be conclusive and binding.

SECTION 6. Effect of Refinancing Amendment; Reaffirmation of the Loan Parties.

(a) Except as expressly set forth herein, this Refinancing Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Banks or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) From and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Refinancing Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c) This Refinancing Amendment shall be deemed to be a “Refinancing Amendment” as defined in the Credit Agreement.

(d) Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Refinancing Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Refinancing Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Refinancing Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that (i) the existing security interests granted by such Loan Party in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents and (ii) neither the modification of the Credit Agreement effected pursuant to this Refinancing Amendment nor the execution, delivery, performance or effectiveness of this Refinancing Amendment (A) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, or (B) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 7. GOVERNING LAW. THIS REFINANCING AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Costs and Expenses. The U.S. Opco Borrower agrees to reimburse the Administrative Agent promptly after receipt of a written request for its documented and reasonable out-of-pocket expenses in connection with this Refinancing Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 9. Counterparts. This Refinancing Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Refinancing Amendment shall be effective as delivery of an original executed counterpart of this Refinancing Amendment.

SECTION 10. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Refinancing Amendment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Refinancing Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CHOBANI GLOBAL HOLDINGS, LLC,
as Holdings

By:	/s/ Mick Beekhuizen
Name: Mick Beekhuizen
Title: Chief Financial Officer

CHOBANI, LLC,
as the U.S. Opco Borrower

By:	/s/ Mick Beekhuizen
Name: Mick Beekhuizen
Title: Chief Financial Officer

CHOBANI IDAHO, LLC,
as the Idaho Borrower and a Guarantor

By:	/s/ Mick Beekhuizen
Name: Mick Beekhuizen
Title: Chief Financial Officer

CHOBANI CAFE, LLC,
as a Guarantor

By:	/s/ Mick Beekhuizen
Name: Mick Beekhuizen
Title: Chief Financial Officer

AGRO-FARMA LL, LLC,
as a Guarantor

By:	/s/ Mick Beekhuizen
Name: Mick Beekhuizen
Title: Chief Financial Officer

CHOBANI FINANCE CORPORATION, INC.,
as a Guarantor

By:	/s/ Mick Beekhuizen
Name: Mick Beekhuizen
Title: Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent, as an Additional Term Lender and as a Revolving Lender and an Issuing Bank

By:	/s/ David H. Strickert
Name: David H. Strickert
Title: Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender and an Issuing Bank

By:	/s/ Joon Hur
Name: Joon Hur
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Revolving Lender and an Issuing Bank

By:	/s/ J.E. Fowler
Name: J.E. Fowler
Title: Managing Director

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH,
as a Revolving Lender and an Issuing Bank

By:	/s/ Elisa Pileggi
Name: Elisa Pileggi
Title: Authorization Signatory